Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2003

QRS Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21958	68-0102251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Marina Way South, Richmond, California	94804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 215-5000

Not applicable

(Former name or former address, if changed since last report)

ITEM 9.    REGULATION FD DISCLOSURE

On March 28, 2003, QRS Corporation (the “Company”) filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Report”). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the certification of each of the Principal Executive Officer, Elizabeth A. Fetter, and Principal Financial Officer, John C. Parsons, Jr., of the Company.

A copy of each certificate is attached hereto as an Exhibit (99.1 and 99.2).

EXHIBIT INDEX

Number	Description

99.1	Certification by Chief Executive Officer of QRS Corporation pursuant to Sarbanes-Oxley Act of 2002

99.2	Certification by Chief Financial Officer of QRS Corporation pursuant to Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QRS Corporation

March 28, 2003	By:	/s/ JOHN C. PARSONS, JR.
John C. Parsons, Jr. Senior Vice President, Chief Financial Officer